Exhibit 99(a)(1)(B)

INTELLON CORPORATION

LETTER OF TRANSMITTAL

PURSUANT TO THE OFFER TO EXCHANGE DATED APRIL 30, 2009

TO TENDER CERTAIN OPTIONS

TO PURCHASE SHARES OF COMMON STOCK

FOR REPLACEMENT OPTIONS UNDER THE

INTELLON CORPORATION 2007 EQUITY INCENTIVE PLAN

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT

5:00 P.M. EASTERN TIME ON MAY 29, 2009,

UNLESS THE OFFER IS EXTENDED.

To:	Intellon Corporation

Payroll/Stock Administration

5100 West Silver Springs Blvd.

Ocala, Florida 34482

Telephone: (352) 237-7416 ext. 1186

Facsimile: (352) 237-7616

E-mail: stockadministrator@intellon.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN E-MAIL OR MAILING ADDRESS

OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE

TO A NUMBER OTHER THAN AS SET FORTH ABOVE

WILL NOT CONSTITUTE A VALID DELIVERY.

COMPLETE THIS LETTER OF TRANSMITTAL TO ELECT TO TENDER OPTIONS

FOR REPLACEMENT OPTIONS

Upon the terms and subject to the conditions set forth in the Offer to Exchange dated April 30, 2009 (the “Offer to Exchange”), my receipt of which I hereby acknowledge, and in this Letter of Transmittal (this “Letter” which, together with the Offer to Exchange and instructions attached hereto, as they may be amended or supplemented from time to time, constitutes the “Offer”), I, the undersigned, hereby tender to Intellon Corporation, a Delaware corporation (“Intellon”), the options to purchase shares of common stock, par value $0.0001 per share, of Intellon specified on Schedule A attached hereto, each of which were issued under the Intellon Corporation 2007 Equity Incentive Plan on or after December 13, 2007 and have an exercise price greater than or equal to $5.50 per share (the “Eligible Options”). I understand that, if I tender Eligible Options in this Offer pursuant to this Letter, I will receive new non-qualified stock options (the “New Options”) at a 1.10-to-one exchange ratio. For example, if I elect to tender Eligible Options to purchase one thousand one hundred (1,100) shares of Intellon common stock, I will receive New Options to purchase one thousand (1,000) shares of Intellon common stock in exchange.

My New Options will be granted on the first trading day following the expiration of the Offer to Exchange (the “replacement grant date”). If I am an employee, my New Options will vest with respect to 25% of the underlying shares on the six-month anniversary of the replacement grant date, with the remaining unvested portion vesting ratably on a quarterly basis over the succeeding 12 quarters. If I am a director, my New Options will vest with respect to 50% of the underlying shares on each of the one- and two-year anniversaries of the replacement grant date. The New Options will remain exercisable for a maximum term of 7 years from the replacement grant date unless the New Options expire earlier. For instance, I understand that New Options may expire earlier in connection with the termination of my employment, or service as a director, with Intellon or its subsidiaries.

Subject to, and effective upon, Intellon’s acceptance for exchange of the Eligible Options tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), I hereby sell, assign and transfer to, or upon the order of, Intellon all right, title and interest in and to the Eligible Options that I am tendering hereby. I acknowledge that Intellon has advised me to consult with my own legal, tax and financial advisors as to the consequences of participating or not participating in the Offer.

I hereby represent and warrant that I have full power and authority to tender the Eligible Options tendered hereby and that, when and to the extent such Eligible Options are accepted for exchange by Intellon, such Eligible Options will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, other than pursuant to the applicable option agreement, and such Eligible Options will not be subject to any adverse claims. Upon request, I will execute and deliver any additional documents deemed by Intellon to be necessary or desirable to complete the exchange of the Eligible Options I am tendering hereby.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns. Except as stated in the Offer, this tender is irrevocable.

By execution hereof, I acknowledge and agree that tenders of Eligible Options pursuant to the procedure described in Section 3 of the Offer to Exchange and in the instructions to this Letter will constitute my acceptance of the terms and conditions of the Offer. Intellon’s acceptance for exchange of Eligible Options tendered pursuant to the Offer will constitute a binding agreement between Intellon and me upon the terms and subject to the conditions of the Offer.

The name of the registered holder of the Eligible Options tendered hereby appears below exactly as it appears on the option agreement or agreements representing such Eligible Options. By completing the table set forth on Schedule A attached hereto, I acknowledge and agree that all of my Eligible Options properly tendered prior to the “Expiration Date” (as defined in the following sentence) and not properly withdrawn will be exchanged for New Options, upon the terms and subject to the conditions of the Offer, including the conditions described in Section 6 of the Offer to Exchange, provided that I am still an employee or director, as applicable, of Intellon or its subsidiaries on the Expiration Date. The term “Expiration Date” means 5:00 p.m. Eastern Time on May 29, 2009, unless and until Intellon, in its sole discretion, has extended the period of time during which the Offer will remain open, in which event the term “Expiration Date” refers to the latest time and date at which the Offer, as so extended, expires.

I recognize that, under certain circumstances set forth in the Offer to Exchange, Intellon may terminate, supplement or amend the Offer and postpone its acceptance and cancellation of any Eligible Options tendered for exchange. In any such event, I understand that the Eligible Options delivered herewith, but not accepted for exchange, will be returned to me at the address indicated below.

All capitalized terms used in this Letter but not defined herein shall have the meaning ascribed to them in the Offer to Exchange.

I acknowledge and agree to all of the terms and conditions of the Offer.

Furthermore, in participating in the Offer, I acknowledge that: (1) the Offer is established voluntarily by Intellon, it is discretionary in nature and it may be extended, modified, suspended or terminated by Intellon at any time, as provided in the Offer; (2) the grant of the right to receive New Options after the cancellation of the Eligible Options, subject to conditions stated in the Offer, is voluntary and does not create any contractual or other right to receive future benefits; (3) decisions with respect to future grants under any equity incentive plan of Intellon, if any, will be at the sole discretion of Intellon; (4) my participation in the Offer shall not create a right to employment or be interpreted to form an employment agreement with Intellon and shall not interfere with the ability of Intellon to terminate my employment or other relationship with Intellon at any time with or without cause; (5) I am voluntarily participating in the Offer and voluntarily electing to receive New Options in exchange for cancellation of the Eligible Options; (6) the right to receive New Options after the date of cancellation of the Eligible Options, subject to the conditions stated in the Offer, from Intellon as a result of participating in the Offer is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to Intellon which is outside the scope of my employment or consulting contract or offer letter, if any, and is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (7) the future value of Intellon’s common stock is unknown and cannot be predicted with certainty; (8) if I participate in the Offer and receive New Options, the exercise price of the New Options may be higher than the exercise price of the Eligible Options; (9) no claim or entitlement to compensation or damages arises if the exercise price for the New Options is greater than my Eligible Options and I irrevocably release Intellon from any such claim that may arise; (10) I will not be granted New Options or any compensation in lieu of Eligible Options if I terminate employment or my services to Intellon or its subsidiaries or am terminated from employment with or providing services to Intellon or its subsidiaries prior to the Expiration Date; (11) the New Options will be subject to the terms and conditions set forth in a new option agreement between Intellon and me that will be sent to me after the grant of New Options; and (12) if I elect to exchange Eligible Options pursuant to this Letter for New Options, I may not elect to receive any new restricted stock units pursuant to the Offer unless I first withdraw my election to receive New Options, and re-elect to exchange the Eligible Options for new restricted stock units as described in Section 3 of the Offer to Exchange.

HOLDER PLEASE SIGN HERE

(See Instructions 1 and 4 attached hereto)

You must complete and sign the following as your name appears on the option agreement or agreements evidencing the Eligible Options you are tendering. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer’s full title and include with this Letter proper evidence of the authority of such person to act in such capacity.

SIGNATURE OF OWNER:

/s/
(Signature of Holder or Authorized Signatory)

Date:
Name:
Address:	Telephone No.:
(include area code)
E-Mail:
(include ZIP code)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Delivery of Letter of Transmittal. A properly completed and duly executed original of this Letter (or a facsimile thereof), and any other documents required by this Letter, must be received by Intellon at its address set forth on the first page of this Letter on or before the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING OPTION HOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. THE LETTER OF TRANSMITTAL MUST BE DULY EXECUTED. THEREFORE, ONLY DELIVERY BY FACSIMILE, MAIL OR HAND, OR DELIVERY OF A SCANNED OR PDF COPY VIA E-MAIL, WILL BE CONSIDERED PROPER DELIVERY. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY. THE REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXPIRATION DATE. A POSTMARK PRIOR TO THE EXPIRATION DATE WILL NOT ENSURE TIMELY DELIVERY.

Tenders of Eligible Options made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Offer is extended by Intellon beyond the original Expiration Date, you may withdraw your tendered options at any time until the extended expiration of the Offer. To withdraw tendered Eligible Options, you must deliver a written notice of withdrawal to Intellon by facsimile, mail or hand, or by delivery of a scanned or pdf copy via e-mail, with the required information, while you still have the right to withdraw the tendered Eligible Options. Withdrawals may not be rescinded, and any Eligible Options withdrawn will thereafter be deemed not properly tendered for purposes of the Offer, unless such withdrawn Eligible Options are properly re-tendered prior to the Expiration Date by following the procedures described above.

Intellon will not accept any alternative, conditional or contingent tenders. All tendering option holders, by execution of this Letter (or a facsimile, scanned or pdf copy thereof), waive any right to receive notice of the acceptance of their tender, except as provided for in the Offer to Exchange.

2. Inadequate Space. If the space provided herein is inadequate, the information requested by the table set forth on Schedule A of this Letter regarding the Eligible Options to be tendered should be provided on a separate schedule attached hereto.

3. Tenders. If you intend to tender Eligible Options pursuant to the Offer, you must complete the table set forth on Schedule A of this Letter by providing the following information for each Eligible Option that you intend to tender: (i) the date the Eligible Option was granted; (ii) the exercise price of the Eligible Option, and (iii) the number of shares subject to the Eligible Option. You may only tender Eligible Options issued under the Intellon Corporation 2007 Equity Incentive Plan that have an exercise price greater than or equal to $5.50 per share. Tenders must be made on a grant-by-grant basis. For example, if you hold an Eligible Option with respect to 1,000 shares of common stock that is eligible for exchange, the Eligible Option with respect to all 1,000 shares of common stock must be tendered for exchange if you wish to receive a New Option in respect of such Eligible Option. In addition, you may elect only one form of exchange (either New Options or new restricted stock units). You cannot exchange your Eligible Options partially for New Options and partially for new restricted stock units.

4. Signatures on This Letter of Transmittal. If this Letter is signed by the holder of the Eligible Options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the Eligible Options are subject.

If this Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Intellon of the authority of such person so to act must be submitted with this Letter.

5. Requests for Assistance or Additional Copies. Any questions or requests for assistance, as well as requests for additional copies of the Offer to Exchange or this Letter may be directed to Intellon (attn: Payroll/Stock Administration), at the address and telephone number given on the first page of this Letter. Copies will be furnished promptly at Intellon’s expense.

6. Irregularities. All questions as to the number of shares subject to Eligible Options to be accepted for exchange, and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Eligible Options will be determined by Intellon in its discretion, which determinations shall be final and binding on all parties. Intellon reserves the right to reject any or all tenders of Eligible Options that Intellon determines not to be in proper form or the acceptance of which may, in the opinion of Intellon’s counsel, be unlawful. Intellon also reserves the right to waive any of the conditions of the Offer and any defect or irregularity in the tender of Eligible Options, and Intellon’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Eligible Options will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Intellon shall determine. Neither Intellon nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and no person will incur any liability for failure to give any such notice.

IMPORTANT: THIS LETTER (OR A FACSIMILE, SCANNED OR PDF COPY THEREOF) TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY INTELLON, ON OR PRIOR TO THE EXPIRATION DATE. PLEASE NOTE THAT THESE INSTRUCTIONS NEED NOT BE SUBMITTED TO INTELLON.

7. Important Tax Information. You should refer to Section 13 “Material Income Tax Consequences” of the Offer to Exchange, which contains important tax information.

Schedule A

OPTIONS ELIGIBLE FOR EXCHANGE

TO BE TENDERED FOR REPLACEMENT OPTIONS

Name:

A	B	C	D	E
Date of Option Grant	Exercise Price of Option	Number of Tendered Option Shares Subject to Option Grant	Tendered For Exchange	Not Tendered For Exchange
			☐	☐

			☐	☐

			☐	☐

			☐	☐

			☐	☐

			☐	☐

Please check the appropriate box in Column D or E for each applicable Eligible Option you hereby elect to tender for New Options.

IF YOU DO NOT WISH TO TENDER ANY OF YOUR ELIGIBLE OPTIONS, IT IS NOT NECESSARY FOR YOU TO RETURN THE LETTER OF TRANSMITTAL OF WHICH THIS SCHEDULE A IS A PART.

Exhibit 99(a)(1)(B)

INTELLON CORPORATION

LETTER OF TRANSMITTAL

PURSUANT TO THE OFFER TO EXCHANGE DATED APRIL 30, 2009

TO TENDER CERTAIN OPTIONS

TO PURCHASE SHARES OF COMMON STOCK

FOR RESTRICTED STOCK UNITS UNDER THE

INTELLON CORPORATION 2007 EQUITY INCENTIVE PLAN

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT

5:00 P.M. EASTERN TIME ON MAY 29, 2009,

UNLESS THE OFFER IS EXTENDED.

To:	Intellon Corporation

Payroll/Stock Administration

5100 West Silver Springs Blvd.

Ocala, Florida 34482

Telephone: (352) 237-7416 ext. 1186

Facsimile: (352) 237-7616

E-mail: stockadministrator@intellon.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN E-MAIL OR MAILING ADDRESS

OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE

TO A NUMBER OTHER THAN AS SET FORTH ABOVE

WILL NOT CONSTITUTE A VALID DELIVERY.

COMPLETE THIS LETTER OF TRANSMITTAL TO TENDER OPTIONS

FOR RESTRICTED STOCK UNITS

Upon the terms and subject to the conditions set forth in the Offer to Exchange dated April 30, 2009 (the “Offer to Exchange”), my receipt of which I hereby acknowledge, and in this Letter of Transmittal (this “Letter” which, together with the Offer to Exchange and instructions attached hereto, as they may be amended or supplemented from time to time, constitutes the “Offer”), I, the undersigned, hereby tender to Intellon Corporation, a Delaware corporation (“Intellon”), the options to purchase shares of common stock, par value $0.0001 per share, of Intellon specified on Schedule A attached hereto, each of which were issued under the Intellon Corporation 2007 Equity Incentive Plan on or after December 13, 2007 and have an exercise price greater than or equal to $5.50 per share (the “Eligible Options”). I understand that, if I tender Eligible Options in this Offer pursuant to this Letter, I will receive new stock-settled restricted stock units (the “New RSUs”) at a 2.03-to-one exchange ratio. For example, if I elect to tender Eligible Options to purchase one thousand one hundred (1,100) shares of Intellon common stock, I will receive New RSUs to purchase five hundred forty-one (541) shares of Intellon common stock in exchange.

My New RSUs will be granted on the first trading day following the expiration of the Offer to Exchange (the “replacement grant date”). If I am an employee, my New RSUs will vest with respect to 25% of the underlying shares on the six-month anniversary of the replacement grant date, with the remaining unvested portion vesting ratably on a quarterly basis over the succeeding 12 quarters. If I am a director, my New RSUs will vest with respect to 50% of the underlying shares on each of the one- and two-year anniversaries of the replacement grant date.

Subject to, and effective upon, Intellon’s acceptance for exchange of the Eligible Options tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), I hereby sell, assign and transfer to, or upon the order of, Intellon all right, title and interest in and to the Eligible Options that I am tendering hereby. I acknowledge that Intellon has advised me to consult with my own legal, tax and financial advisors as to the consequences of participating or not participating in the Offer.

I hereby represent and warrant that I have full power and authority to tender the Eligible Options tendered hereby and that, when and to the extent such Eligible Options are accepted for exchange by Intellon, such Eligible Options will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, other than pursuant to the applicable option agreement, and such Eligible Options will not be subject to any adverse claims. Upon request, I will execute and deliver any additional documents deemed by Intellon to be necessary or desirable to complete the exchange of the Eligible Options I am tendering hereby.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns. Except as stated in the Offer, this tender is irrevocable.

By execution hereof, I acknowledge and agree that tenders of Eligible Options pursuant to the procedure described in Section 3 of the Offer to Exchange and in the instructions to this Letter will constitute my acceptance of the terms and conditions of the Offer. Intellon’s acceptance for exchange of Eligible Options tendered pursuant to the Offer will constitute a binding agreement between Intellon and me upon the terms and subject to the conditions of the Offer.

The name of the registered holder of the Eligible Options tendered hereby appears below exactly as it appears on the option agreement or agreements representing such Eligible Options. By completing the table set forth on Schedule A attached hereto, I acknowledge and agree that all of my Eligible Options properly tendered prior to the “Expiration Date” (as defined in the following sentence) and not properly withdrawn will be exchanged for New RSUs, upon the terms and subject to the conditions of the Offer, including the conditions described in Section 6 of the Offer to Exchange, provided that I am still an employee or director, as applicable, of Intellon or its subsidiaries on the Expiration Date. The term “Expiration Date” means 5:00 p.m. Eastern Time on May 29, 2009, unless and until Intellon, in its sole discretion, has extended the period of time during which the Offer will remain open, in which event the term “Expiration Date” refers to the latest time and date at which the Offer, as so extended, expires.

I recognize that, under certain circumstances set forth in the Offer to Exchange, Intellon may terminate, supplement or amend the Offer and postpone its acceptance and cancellation of any Eligible Options tendered for exchange. In any such event, I understand that the Eligible Options delivered herewith, but not accepted for exchange, will be returned to me at the address indicated below.

All capitalized terms used in this Letter but not defined herein shall have the meaning ascribed to them in the Offer to Exchange.

I acknowledge and agree to all of the terms and conditions of the Offer.

Furthermore, in participating in the Offer, I acknowledge that: (1) the Offer is established voluntarily by Intellon, it is discretionary in nature and it may be extended, modified, suspended or terminated by Intellon at any time, as provided in the Offer; (2) the grant of the right to receive New RSUs after the cancellation of the Eligible Options, subject to conditions stated in the Offer, is voluntary and does not create any contractual or other right to receive future benefits; (3) decisions with respect to future grants under any equity incentive plan of Intellon, if any, will be at the sole discretion of Intellon; (4) my participation in the Offer shall not create a right to employment or be interpreted to form an employment agreement with

Intellon and shall not interfere with the ability of Intellon to terminate my employment or other relationship with Intellon at any time with or without cause; (5) I am voluntarily participating in the Offer and voluntarily electing to receive New RSUs in exchange for cancellation of the Eligible Options; (6) the right to receive New RSUs after the date of cancellation of the Eligible Options, subject to the conditions stated in the Offer, from Intellon as a result of participating in the Offer is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to Intellon which is outside the scope of my employment or consulting contract or offer letter, if any, and is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (7) the future value of Intellon’s common stock is unknown and cannot be predicted with certainty; (8) I will not be granted New RSUs or any compensation in lieu of Eligible Options if I terminate employment or my services to Intellon or its subsidiaries or am terminated from employment with or providing services to Intellon or its subsidiaries prior to the Expiration Date; (9) the New RSUs will be subject to the terms and conditions set forth in a new restricted stock unit agreement between Intellon and me that will be sent to me after the grant of New RSUs; and (10) if I elect to exchange Eligible Options pursuant to this Letter for New RSUs, I may not elect to receive any new stock options pursuant to the Offer unless I first withdraw my election to receive New RSUs, and re-elect to exchange the Eligible Options for new stock options as described in Section 3 of the Offer to Exchange.

HOLDER PLEASE SIGN HERE

(See Instructions 1 and 4 attached hereto)

You must complete and sign the following as your name appears on the option agreement or agreements evidencing the Eligible Options you are tendering. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer’s full title and include with this Letter proper evidence of the authority of such person to act in such capacity.

SIGNATURE OF OWNER:

/s/
(Signature of Holder or Authorized Signatory)

Date:
Name:
Address:	Telephone No.:
(include area code)
E-Mail:
(include ZIP code)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Delivery of Letter of Transmittal. A properly completed and duly executed original of this Letter (or a facsimile thereof), and any other documents required by this Letter, must be received by Intellon at its address set forth on the first page of this Letter on or before the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING OPTION HOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. THE LETTER OF TRANSMITTAL MUST BE DULY EXECUTED. THEREFORE, ONLY DELIVERY BY FACSIMILE, MAIL OR HAND, OR DELIVERY OF A SCANNED OR PDF COPY VIA E-MAIL, WILL BE CONSIDERED PROPER DELIVERY. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY. THE REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXPIRATION DATE. A POSTMARK PRIOR TO THE EXPIRATION DATE WILL NOT ENSURE TIMELY DELIVERY.

Tenders of Eligible Options made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Offer is extended by Intellon beyond the original Expiration Date, you may withdraw your tendered options at any time until the extended expiration of the Offer. To withdraw tendered Eligible Options, you must deliver a written notice of withdrawal to Intellon by facsimile, mail or hand, or by delivery of a scanned or pdf copy via e-mail, with the required information, while you still have the right to withdraw the tendered Eligible Options. Withdrawals may not be rescinded, and any Eligible Options withdrawn will thereafter be deemed not properly tendered for purposes of the Offer, unless such withdrawn Eligible Options are properly re-tendered prior to the Expiration Date by following the procedures described above.

Intellon will not accept any alternative, conditional or contingent tenders. All tendering option holders, by execution of this Letter (or a facsimile, scanned or pdf copy thereof), waive any right to receive notice of the acceptance of their tender, except as provided for in the Offer to Exchange.

2. Inadequate Space. If the space provided herein is inadequate, the information requested by the table set forth on Schedule A of this Letter regarding the Eligible Options to be tendered should be provided on a separate schedule attached hereto.

3. Tenders. If you intend to tender Eligible Options pursuant to the Offer, you must complete the table set forth on Schedule A of this Letter by providing the following information for each Eligible Option that you intend to tender: (i) the date the Eligible Option was granted; (ii) the exercise price of the Eligible Option, and (iii) the number of shares subject to the Eligible Option. You may only tender Eligible Options issued under the Intellon Corporation 2007 Equity Incentive Plan that have an exercise price greater than or equal to $5.50 per share. Tenders must be made on a grant-by-grant basis. For example, if you hold an Eligible Option with respect to 1,000 shares of common stock that is eligible for exchange, the Eligible Option with respect to all 1,000 shares of common stock must be tendered for exchange if you wish to receive a New RSU in respect of such Eligible Option. In addition, you may elect only one form of exchange (either New RSUs or new stock options). You cannot exchange your Eligible Options partially for New RSUs and partially for new stock options.

4. Signatures on This Letter of Transmittal. If this Letter is signed by the holder of the Eligible Options, the signature must correspond with the name as written on the face of the option agreement or agreements to which the Eligible Options are subject.

If this Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Intellon of the authority of such person so to act must be submitted with this Letter.

5. Requests for Assistance or Additional Copies. Any questions or requests for assistance, as well as requests for additional copies of the Offer to Exchange or this Letter may be directed to Intellon (attn: Payroll/Stock Administration), at the address and telephone number given on the first page of this Letter. Copies will be furnished promptly at Intellon’s expense.

6. Irregularities. All questions as to the number of shares subject to Eligible Options to be accepted for exchange, and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Eligible Options will be determined by Intellon in its discretion, which determinations shall be final and binding on all parties. Intellon reserves the right to reject any or all tenders of Eligible Options that Intellon determines not to be in proper form or the acceptance of which may, in the opinion of Intellon’s counsel, be unlawful. Intellon also reserves the right to waive any of the conditions of the Offer and any defect or irregularity in the tender of Eligible Options, and Intellon’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Eligible Options will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Intellon shall determine. Neither Intellon nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and no person will incur any liability for failure to give any such notice.

IMPORTANT: THIS LETTER (OR A FACSIMILE, SCANNED OR PDF COPY THEREOF) TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY INTELLON, ON OR PRIOR TO THE EXPIRATION DATE. PLEASE NOTE THAT THESE INSTRUCTIONS NEED NOT BE SUBMITTED TO INTELLON.

7. Important Tax Information. You should refer to Section 13 “Material Income Tax Consequences” of the Offer to Exchange, which contains important tax information.

Schedule A

OPTIONS ELIGIBLE FOR EXCHANGE

TO BE TENDERED FOR RESTRICTED STOCK UNITS

Name:

A	B	C	D	E
Date of Option Grant	Exercise Price of Option	Number of Tendered Option Shares Subject to Option Grant	Tendered For Exchange	Not Tendered For Exchange
			☐	☐

			☐	☐

			☐	☐

			☐	☐

			☐	☐

			☐	☐

Please check the appropriate box in Column D or E for each applicable Eligible Option you hereby elect to tender for New RSUs.

IF YOU DO NOT WISH TO TENDER ANY OF YOUR ELIGIBLE OPTIONS, IT IS NOT NECESSARY FOR YOU TO RETURN THE LETTER OF TRANSMITTAL OF WHICH THIS SCHEDULE A IS A PART.